111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
harborfunds.com

Supplement to Statement of Additional Information dated June 1, 2018

January 11, 2019
HARBOR REAL RETURN FUND
Effective January 9, 2019, Jeremie Banet no longer serves as a portfolio manager for Harbor Real Return Fund (the “Fund”). PIMCO continues to serve as the subadviser to the Fund, and Mihir P. Worah and Stephen A. Rodosky serve as co-portfolio managers for the Fund.
As of October 31, 2018, Messrs. Worah and Rodosky did not beneficially own any shares of Harbor Real Return Fund.
The following replaces the information regarding the Fund under “Other Accounts Managed” in “The Portfolio Managers” section:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR REAL RETURN FUND
Mihir P. Worah, Ph.D.
All Accounts	44	$97,126	26	$12,029	42	$20,745
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	188	5	1,673
Stephen A. Rodosky
All Accounts	33	48,067	14	6,701	17	2,395
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Information shown is as of October 31, 2018.
Investors Should Retain This Supplement For Future Reference
S0119.SAI.0618
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